# EAGLE BANCORP, INC.

**Investor Presentation**

March, 2014

Ticker: EGBN
www.eaglebankcorp.com

**Forward Looking Statements**

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

# Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 18 branches
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks based in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- 2nd largest bank by asset size headquartered and operating in the state of Maryland

Note: Financial data at December 31, 2013. Deposit market share data as of June 30, 2013.

# History of Growth

- Founding members had extensive banking experience
- Commenced operations with three Maryland branches - July, 1998
- Raised $46.5 million in initial and secondary subscription offerings - 1997* and 2003*
- Reached $500 million in assets in 2004
- Private placement of $12.1 million of subordinated debt – August, 2008 (Current balance $9.3 million)
- Fidelity & Trust Financial Corporation ("F&T") acquisition completed - August 31, 2008
- $1.4 billion of assets upon completion of acquisition
- Placed $38.2 million of TARP Preferred Stock - December, 2008 (Redeemed – July, 2011)
- $55 million common stock offering – September, 2009*
- Reached $2 billion in assets in 2010
- Placed $56.6 million of SBLF Preferred Stock – July, 2011
- Completed $35 million "At the Market" offering and $10 million subscription offering – October, 2012
- Twenty consecutive quarters of increasing Net Income through December, 2013

*1997, 2003 and 2009 subscription offerings were over subscribed

# Summary Statistics – December 31, 2013

| | |
|---|---|
| **Total Assets:** | **$3.8 billion** |
| **Total Loans:** | **$2.9 billion** |
| **Total Deposits:** | **$3.2 billion** |
| **Tangible Common Equity:** | **$333.8 million (1)** |
| **Tangible Book Value per Common Share:** | **$12.89 (1)** |
| **Shares Outstanding:** | **25,885,863** |
| **SBLF Preferred: (1% Dividend Rate, until December, 2015)** | **$56.6 million** |
| **Headquarters:** | **Bethesda, Maryland** |
| **Market Capitalization (at close February 28, 2014):** | **$886.8 million** |
| **Insider Ownership:** | **11%** |
| **Institutional Ownership:** | **50%** |
| **Member of Russell 3000 (Added June 26, 2009)** | **Yes** |

Note: Data at December 31, 2013 unless otherwise noted. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-54.

# Attributes of EagleBank

- Driven by Profitability - 20 Consecutive Quarters of Increasing Earnings
- EPS Growth – 35.97% CAGR in EPS over past 3 years
- Superior Net Interest Margin - 4.40% (4th Qtr 2013)
- Balanced Organic Growth
- Geographic Market Positioning
- Experienced and Dedicated Board and Management Team - 11% Insider Ownership
- Exceptional Asset Quality Record - NPA's 0.90% of Total Assets
- Conservative Securities Portfolio - Average Life 4.3 Years
- Proven Ability to Execute Acquisitions

# EagleBank Locations


Loudoun County
Reston *
Montgomery County
I-270
I-95
I-495
Bethesda *
Prince George's County
Tyson's Corner
Washington, DC
Fairfax County
US 50
I-66
Merrifield
Arlington
Alexandria
I-495
I-495
I-95
N
0
7.5mi
Copyright (C) 2009 SNL Financial LC. All rights reserved

| Branch Locations | |
|---|---|
| Maryland | 7 |
| Washington, DC | 5 |
| Virginia | 6 |
| Total | 18 |

* Regional Headquarters

# Deposit Market Share

**WASHINGTON, DC METROPOLITAN AREA**

*(As of June 30, 2013)*

*(Dollar Values in Thousands)*

| Rank | 2012 Local Rank | 2013 Local Rank | Ticker | Company Name | Headquarters City | State | Branches In List | June 30,2012 Balance | June 30,2013 Balance | Annual Growth | 2013 Market Share | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | | | WFC | Wells Fargo & Co | San Francisco | CA | 160 | $ 21,962,311 | $ 23,769,182 | 8.2% | 15.29% | |
| 2 | | | COF | Capital One | McLean | VA | 194 | 28,788,910 | 22,128,708 | -23.1% | 14.23% | |
| 3 | | | BAC | Bank of America | Charlotte | NC | 170 | 20,233,958 | 21,404,120 | 5.8% | 13.77% | |
| 4 | | | STI | SunTrust | Atlanta | GA | 163 | 16,494,465 | 16,657,678 | 1.0% | 10.71% | |
| 5 | | | BBT | BB&T Corp | Winston-Salem | NC | 184 | 13,227,378 | 13,255,025 | 0.2% | 8.53% | 78% |
| 6 | | | PNC | PNC Bank | Pittsburgh | PA | 190 | 10,167,234 | 10,708,198 | 5.3% | 6.89% | |
| 7 | | | C | Citibank | New York | NY | 42 | 5,523,739 | 6,617,764 | 19.8% | 4.26% | |
| 8 | | | MTB | M&T Bank Corp | Buffalo | NY | 79 | 3,853,371 | 4,062,737 | 5.4% | 2.61% | |
| 9 | | | | HSBC Bank | London | | 12 | 3,293,985 | 3,270,777 | -0.7% | 2.10% | |
| **10** | **1** | **1** | **EGBN** | **Eagle Bancorp, Inc.** | **Bethesda** | **MD** | **18** | **2,516,621** | **2,904,390** | **15.4%** | **1.87%** | |
| 11 | | | | TD Bank, NA | Toronto | | 42 | 2,295,141 | 2,322,664 | 1.2% | 1.49% | |
| 12 | 3 | 2 | SASR | Sandy Spring Bank | Olney | MD | 35 | 2,172,149 | 2,277,639 | 4.9% | 1.47% | |
| 13 | 4 | 3 | BHRB | Burke & Herbert Bank & Trust | Alexandria | VA | 25 | 2,077,403 | 2,204,402 | 6.1% | 1.42% | |
| 14 | 2 | 4 | VCBI | Virginia Commerce Bank | Arlington | VA | 28 | 2,264,465 | 2,192,719 | -3.2% | 1.41% | |
| 15 | 5 | 5 | CFNL | Cardinal Financial Corp | McLean | VA | 27 | 2,043,401 | 2,130,662 | 4.3% | 1.37% | |
| 16 | | | UBSI | United Bank | Parkersburg | WV | 31 | 2,191,909 | 2,037,632 | -7.0% | 1.31% | |
| 17 | N/A | 6 | WFBI | Washington First Bank | Reston | VA | 15 | 448,686 | 970,001 | 116.2% | 0.62% | |
| 18 | 6 | 7 | MBRG | Middleburg Financial Corp | Middleburg | VA | 9 | 947,574 | 922,039 | -2.7% | 0.59% | |
| 19 | 11 | 8 | OLBK | Old Line Bank | Bowie | MD | 15 | 589,290 | 794,410 | 34.8% | 0.51% | |
| 20 | 10 | 9 | | Bank of Georgetown | Washington | DC | 9 | 596,797 | 772,055 | 29.4% | 0.50% | |
| 21 | 8 | 10 | VGBK | Virginia Heritage Bank | Tysons Corner | VA | 5 | 616,311 | 729,530 | 18.4% | 0.47% | |
| 22 | 9 | | UBSH | Union First Market Bank | Richmond | VA | 19 | 687,036 | 703,056 | 2.3% | 0.45% | |
| 23 | 7 | 11 | ANCX | Access National Corp | Reston | VA | 5 | 686,155 | 669,547 | -2.4% | 0.43% | |
| 24 | 13 | 12 | FBSS | Fauquier Bank | Warrenton | VA | 10 | 500,326 | 519,869 | 3.9% | 0.33% | |
| 25 | 12 | 13 | TCFC | Community Bank of Tri-County | Waldorf | MD | 7 | 539,439 | 519,106 | -3.8% | 0.33% | |
| | | | | All Others | | | 256 | 11,018,664 | 10,923,233 | -0.9% | 7.03% | |
| | | | | | **Total** | | **1,750** | **$ 155,736,718** | **$155,467,143** | **-0.2%** | **100%** | |

**Market growth rate (0.2%) EGBN growth rate 15.4%**

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2013

# Financial Indicators – Regional Peer Analysis

| Key Ratios (at or for the quarter ended December 31) | EGBN 4Q2011 | EGBN 4Q2012 | EGBN 4Q2013 | Regional Peers (1) 4Q2013 |
|---|---|---|---|---|
| Net Interest Margin | 4.16% | 4.31% | **4.40%** | **3.52%** |
| Efficiency Ratio | 56.97% | 49.82% | **50.03%** | **72.76%** |
| Non-Interest Income/Total Revenue | 12.02% | 14.85% | **10.01%** | **26.67%** |
| NPAs + 90 Days Past Due/Total Assets | 1.27% | 1.06% | **0.90%** | **2.70%** |
| NPLs + 90 Days Past Due/Total Loans | 1.59% | 1.23% | **0.84%** | **3.14%** |
| Allowance Loan Losses/Gross Loans | 1.44% | 1.50% | **1.39%** | **1.68%** |
| Coverage Ratio (Allowance to NPLs) | 90.42% | 122.19% | **165.66%** | **53.50%** |
| Net Charge-Offs to Average Loans (Annualized) | 0.34% | 0.37% | **0.18%** | **0.81%** |
| Tangible Common Equity/Tangible Assets | 7.29% | 8.50% | **8.86%** | **7.67%** |
| Return on Average Assets | 0.91% | 1.25% | **1.33%** | **0.45%** |
| Return on Average Equity | 13.40% | 13.95% | **14.07%** | **6.90%** |
| Earnings Per Share (Full Year) | $1.04 | $1.46 | $1.76 | N/A |

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above.
Source: SNL Financial

# Financial Indicators – Local Peer Analysis

| | EGBN | Peers |
|---|---|---|
| **Loan Growth (December 31, 2012 - December 31, 2013)** | | |
| ■ Commercial & Industrial | 27.4% | 4.5% |
| ■ Commercial Real Estate | 18.5% | 5.3% |
| ■ Construction & Development | 8.2% | 3.2% |
| ■ Total Loans | 18.1% | 4.9% |
| **Deposit Growth (December 31, 2012 - December 31, 2013)** | | |
| ■ Demand Deposits | (3.6%) | 0.6% |
| ■ Money Market Accounts | 31.7% | 2.5% |
| ■ Certificates of Deposit | (15.3%) | (18.9%) |
| ■ Total Deposits | 11.3% | (4.6%) |

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank, Burke & Herbert and Virginia Commerce Bank.
Source: SNL Financial

# Consistent Balance Sheet Growth


Total Assets
Millions of Dollars
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
EGBN CAGR 20.3%
Peer CAGR: 4.2%¹
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3 (2)
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit."
Source: SNL Financial

# Growth in Pre-Tax, Pre-Provision Income


Quarterly Pre-Tax Pre-Provision Net Revenue
$21,494
EGBN CAGR: 38.6%
Peer CAGR: 2.6%
Millions of Dollars
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above.

Source: SNL Financial

# Contribution from Non-Interest Income


Net Interest Income
Gain on Sale of Loans
Other Non-Interest Income
Millions of Dollars
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
08Q4 09Q1 09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4

# Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Thousands of Dollars
$12,003
EGBN Net Income CAGR: 48.5%
Peer CAGR: 12.2%[1]
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above.
Source: SNL Financial

# Geographic Detail of Loan Portfolio

| *(Dollar Values in Thousands)* County | C&I | Owner Occupied CRE | Owner Occupied Const. | Income Producing CRE | Construction | Land | Residential Mortgage | Home Equity | Other Consumer | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | | |
| Montgomery | $ 239,262 | $ 67,007 | $ 4,929 | $ 150,600 | $ 66,899 | $ 27,970 | $ 34,929 | $ 63,439 | $ 2,745 | $ 657,780 | 22.3% |
| Prince George's | 47,267 | 35,089 | 532 | 153,361 | 17,457 | 2,260 | 1,846 | 2,513 | 92 | 260,417 | 8.8% |
| Other MD | 36,380 | 16,762 | 4,321 | 161,972 | 47,356 | 62,177 | 6,422 | 6,901 | 336 | 342,627 | 11.6% |
| **Washington, DC** | $ 183,720 | $125,794 | $ 14,257 | $ 436,632 | $205,096 | $ 16,488 | $ 34,084 | $ 20,707 | $ 300 | $1,037,078 | 35.4% |
| **Virginia** | | | | | | | | | | | |
| Alexandria | $ 30,492 | $ 10,521 | $ - | $ 16,806 | $ 1,150 | $ 11,216 | $ 1,381 | $ 2,105 | $ 35 | $ 73,706 | 2.5% |
| Arlington | $ 14,462 | $ 543 | $ - | $ 10,568 | $ 4,801 | $ - | $ 1,057 | $ 2,244 | $ 31 | $ 33,706 | 1.1% |
| Fairfax | $ 73,863 | $ 21,851 | $ 5,834 | $ 74,311 | $ 40,184 | $ 1,655 | $ 4,589 | $ 5,551 | $ 203 | $ 228,041 | 7.7% |
| Loudoun | 24,135 | 548 | - | 11,065 | 6,089 | - | 1,135 | 2,395 | 171 | 45,538 | 1.5% |
| Prince William | 3,795 | 12,928 | 626 | 35,612 | 2,492 | 4,708 | 596 | 780 | - | 61,537 | 2.1% |
| Other VA | 9,313 | 20,981 | 4,160 | 33,292 | 17,273 | 23,976 | 416 | 1,292 | - | 110,703 | 3.8% |
| **Other USA** | $ 31,661 | $ 5,467 | $ - | $ 35,581 | $ 4,471 | $ 10,449 | $ 3,963 | $ 2,315 | $ 118 | $ 94,025 | 3.2% |
| **Total** | $ 694,350 | $317,491 | $ 34,659 | $1,119,800 | $413,268 | $160,899 | $ 90,418 | $110,242 | $ 4,031 | $2,945,158 | 100.0% |
| **% of Total** | 23.6% | 10.8% | 1.2% | 38.0% | 14.0% | 5.5% | 3.1% | 3.7% | 0.1% | 100.0% | |

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At December 31, 2013

# Geographic Detail of CRE – Construction

| *(Dollar Values in Thousands)* County | Single & 1-4 Family | Mixed Use | Office | Multifamily | Retail | Hotel | Residential Condo | Other | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $ 23,860 | $ - | $ 37,173 | $ - | $ - | $ 5,866 | $ - | $ - | $ 66,899 | 16.2% |
| Prince George's | 529 | - | 8,677 | - | 6,147 | - | - | 2,104 | 17,457 | 4.2% |
| Other MD | 1,247 | 5,806 | - | 5,089 | 6,411 | 14,677 | - | 14,126 | 47,356 | 11.5% |
| **Washington, DC** | $ 54,522 | $ 73,996 | $ 484 | $ 39,332 | $ 16,467 | $ - | $ 13,082 | $ 7,213 | $ 205,096 | 49.5% |
| **Virginia** | | | | | | | | | | |
| Alexandria | $ 1,150 | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ 1,150 | 0.3% |
| Arlington | $ 1,570 | $ - | $ - | $ - | $ - | $ - | $ 3,231 | $ - | $ 4,801 | 1.2% |
| Fairfax | $ 9,529 | $ 4,500 | $ 26,155 | $ - | $ - | $ - | $ - | $ - | $ 40,184 | 9.7% |
| Loudoun | 2,826 | 2,385 | 878 | - | - | - | - | - | 6,089 | 1.5% |
| Prince William | - | - | 2,492 | - | - | - | - | - | 2,492 | 0.6% |
| Other VA | 3,813 | - | - | 1,938 | - | - | 1,313 | 10,209 | 17,273 | 4.2% |
| **Other USA** | $ 2,690 | $ 489 | $ - | $ - | $ - | $ - | $ - | $ 1,292 | $ 4,471 | 1.1% |
| **Total** | $ 101,736 | $ 87,176 | $ 75,859 | $ 46,359 | $ 29,025 | $ 20,543 | $ 17,626 | $ 34,944 | $ 413,268 | 100.0% |
| **% of Total** | 24.5% | 21.1% | 18.4% | 11.2% | 7.0% | 5.0% | 4.3% | 8.5% | 100.0% | |

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

Note: At December 31, 2013

# Geographic Detail of CRE- Income Producing

*(Dollar Values in Thousands)*

| County | Office & Office Condo | Retail | Multifamily | Single & 1-4 Family | Hotel | Mixed Use | Industrial | Other | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | |
| Montgomery | $ 43,304 | $ 43,592 | $ 9,693 | $ 13,465 | $ - | $ 21,664 | $ 8,174 | $ 10,708 | $ 150,600 | 13.4% |
| Prince George's | 22,711 | 44,211 | 13,911 | 8,537 | 15,577 | 10,117 | 26,728 | 11,569 | 153,361 | 13.7% |
| Other MD | 43,880 | 34,133 | 29,873 | 3,477 | 14,579 | 3,122 | 6,881 | 26,027 | 161,972 | 14.5% |
| **Washington, DC** | $ 52,778 | $ 35,172 | $120,316 | $ 57,463 | $ 45,961 | $ 22,986 | $ 4,623 | $ 97,333 | $ 436,632 | 39.0% |
| **Virginia** | | | | | | | | | | |
| Alexandria | $ 547 | $ 3,667 | $ - | $ - | $ - | $ 1,894 | $ - | $ 10,698 | $ 16,806 | 1.5% |
| Arlington | $ - | $ 663 | $ - | $ 817 | $ - | $ 6,500 | $ - | $ 2,588 | $ 10,568 | 0.9% |
| Fairfax | $ 43,784 | $ 11,548 | $ - | $ 6,576 | $ - | $ 834 | $ 539 | $ 11,030 | $ 74,311 | 6.6% |
| Loudoun | 3,841 | 3,372 | - | 210 | - | - | - | 3,642 | 11,065 | 1.0% |
| Prince William | 6,000 | 12,379 | - | - | - | 9,234 | 3,164 | 4,835 | 35,612 | 3.2% |
| Other VA | 2,147 | 6,719 | 1,290 | 673 | - | 5,275 | - | 17,188 | 33,292 | 3.0% |
| **Other USA** | $ 8,010 | $ 1,184 | $ 3,970 | $ - | $ 5,884 | $ - | $ 802 | $ 15,731 | $ 35,581 | 3.2% |
| **Total** | $ 227,002 | $196,640 | $179,053 | $ 91,218 | $ 82,001 | $ 81,626 | $ 50,911 | $211,349 | $1,119,800 | 100.0% |
| **% of Total** | 20.3% | 17.6% | 16.0% | 8.1% | 7.3% | 7.3% | 4.5% | 18.9% | 100.0% | |

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County

Note: At December 31, 2013

# Credit Quality Trends

| *(Dollars Values in Thousands)* | As of Mar 2012 | As of Jun 2012 | As of Sep 2012 | As of Dec 2012 | As of Mar 2013 | As of Jun 2013 | As of Sep 2013 | As of Dec 2013 |
|---|---|---|---|---|---|---|---|---|
| **30-89 Days Past Due** | $ 23,366 | $ 32,079 | $ 41,807 | $ 19,927 | $ 27,990 | $ 18,253 | $ 8,794 | $ 17,143 |
| **Nonperforming Assets:** | | | | | | | | |
| 90 or More Days Past Due | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Nonaccrual | 36,714 | 32,876 | 32,423 | 30,684 | 28,166 | 23,507 | 27,546 | 24,702 |
| Restructured Loans | - | - | - | - | - | - | - | - |
| Total Nonperforming Loans (NPLs) | $ 36,714 | $ 32,876 | $ 32,423 | $ 30,684 | $ 28,166 | $ 23,507 | $ 27,546 | $ 24,702 |
| Other Real Estate Owned (OREO) | 3,014 | 4,438 | 4,923 | 5,299 | 9,199 | 12,213 | 11,285 | 9,225 |
| **Total Nonperforming Assets** | $39,728 | $37,314 | $37,346 | $35,983 | $37,365 | $35,720 | $38,831 | $33,927 |
| NPAs + 90 Days Past Due/Assets (1) | 1.41% | 1.26% | 1.25% | 1.06% | 1.12% | 1.05% | 1.11% | 0.90% |
| **Reserves** | $ 31,875 | $ 34,079 | $ 35,582 | $ 37,492 | $ 38,811 | $ 39,640 | $ 39,687 | $ 40,921 |
| Reserves/Loans | 1.46% | 1.47% | 1.48% | 1.50% | 1.52% | 1.47% | 1.42% | 1.39% |
| Reserves/NPLs (Coverage Ratio) | 86.82% | 103.66% | 109.74% | 122.19% | 137.80% | 168.63% | 144.08% | 165.66% |
| **Charge-Offs (Quarterly)** | | | | | | | | |
| NCOs/Average Loans | 0.34% | 0.40% | 0.36% | 0.37% | 0.33% | 0.24% | 0.20% | 0.18% |

- Asset Quality remains at a very strong level
- Very strong Coverage Ratio

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-54.

# Consistent Asset Quality

Total Loans


$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
20.00%
15.00%
10.00%
5.00%
0.00%
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Total Loans ($)
NPA's (%)
Charge Offs (%)

| | Loan Growth (000's) | NPAs | Average Charge-Offs |
|---|---|---|---|
| 2009 | $ 133,671 | 1.50% | 0.42% |
| 2010 | $ 276,189 | 1.53% | 0.35% |
| 2011 | $ 380,756 | 1.27% | 0.32% |
| 2012 | $ 436,839 | 1.06% | 0.37% |
| 2013 | $ 452,063 | 0.90% | 0.23% |

Net Charge Off History
Experience 2011-2013

| Loan Type | EGBN 2 Yr Avg | EGBN 3 Yr Avg | Peers 3 Yr Avg |
|---|---|---|---|
| Income Producing CRE | 0.09% | 0.07% | 0.44% |
| Owner Occupied CRE | 0.06% | 0.04% | 0.16% |
| Construction & Land | 0.39% | 0.37% | 1.97% |
| Commercial & Industrial | 0.64% | 0.72% | 0.67% |

Source: Peer data from Bank Holding Company Performance Report as-of December 31, 2013

# Balanced Loan and Deposit Growth



$3,500,000,000
$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
(1)
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
(2)
Jun-13
Sep-13
Dec-13
Total Loans
Total Deposits

(1) Q3 2011 Deposits exclude the "settlement deposit". (2) Q1 2013 "TAG" related deposit loss was $130 million.

# Deposit Composition

| *(Dollar Values in Thousands)* | As of December 31, 2012 | | As of September 30, 2013 | | As of December 31, 2013 | | Annual Growth Rate |
|---|---|---|---|---|---|---|---|
| **Deposit Type** | Balance | % of Total | Balance | % of Total | Balance | % of Total | % |
| Noninterest Bearing (1) | $ 881,390 | 30.4% | $ 898,831 | 30.1% | $ 849,408 | 26.3% | (3.6%) |
| Interest Bearing Transaction | 113,813 | 3.9% | 104,004 | 3.5% | 118,580 | 3.7% | 4.2% |
| Core Savings & Money Market (2) | 1,160,713 | 40.1% | 1,323,648 | 44.3% | 1,583,751 | 49.2% | 36.4% |
| Core CD's (2) | 267,130 | 9.2% | 246,869 | 8.3% | 255,580 | 7.9% | (4.3%) |
| Wholesale Money Market | 214,156 | 7.4% | 214,982 | 7.2% | 227,339 | 7.0% | 6.2% |
| Wholesale CD's | 260,020 | 9.0% | 195,725 | 6.6% | 190,756 | 5.9% | (26.6%) |
| **Total Deposits** | $ 2,897,222 | 100% | $ 2,984,059 | 100% | $ 3,225,414 | 100% | 11.3% |

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

(1) Q1 2013 "TAG" related deposit loss was $130 million. (2) Core deposits include CDAR's and ICS reciprocal deposits.

# Superior Relationships/Net Interest Margin



EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
4.40%
3.52%
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.

Source: SNL Financial

# Moderate Interest Rate Risk Position

| Interest Rate Risk Indicators ........and Trends | Dec. 2012 | Mar. 2013 | Jun. 2013 | Sep. 2013 | Dec. 2013 |
|---|---|---|---|---|---|
| **Repricing Duration of Assets and Liabilities (months)** | | | | | |
| Investments | 45 | 50 | 52 | 53 | 52 |
| Loans | 25 | 25 | 25 | 26 | 26 |
| Deposits | 26 | 21 | 21 | 21 | 19 |
| Borrowings | 17 | 17 | 16 | 17 | 16 |
| **Economic Value of Assets and Liabilities** | | | | | |
| Book Value of Portfolio Loans | $ 2,493,095 | $ 2,548,024 | $ 2,691,358 | $ 2,796,840 | $ 2,945,158 |
| Economic Value of Portfolio Loans | $ 2,515,409 | $ 2,589,295 | $ 2,729,370 | $ 2,832,774 | $ 2,979,180 |
| Premium (Discount) in Loans | 0.9% | 1.6% | 1.4% | 1.3% | 1.2% |
| Book Value of Deposits | $ 2,897,222 | $ 2,812,930 | $ 2,888,235 | $ 2,984,059 | $ 3,225,413 |
| Economic Value of Deposits | $ 2,706,461 | $ 2,790,002 | $ 2,827,268 | $ 2,922,892 | $ 3,148,113 |
| Premium (Discount) in Deposits | -6.6% | -0.8% | -2.1% | -2.0% | -2.4% |
| Book Value of Equity | $ 349,976 | $ 361,852 | $ 369,391 | $ 382,099 | $ 393,864 |
| Economic Value of Equity | $ 445,637 | $ 423,648 | $ 467,275 | $ 477,632 | $ 504,253 |
| Equity Premium Percentage | 27% | 17% | 26% | 25% | 28% |
| **Interest Rate Shock Analysis** | | | | | |
| ***SHORT TERM EFFECTS (dollars in thousands)*** | | | | | |
| Net Interest Income - Flat balance Sheet | $ 131,479 | $ 130,347 | $ 135,375 | $ 139,103 | $ 146,422 |
| Net Interest Income - + 100 basis point shock | $ 131,164 | $ 129,338 | $ 133,622 | $ 136,995 | $ 143,418 |
| Percentage Change | -0.2% | -0.8% | -1.3% | -1.5% | -2.1% |
| Net Interest Income - + 200 basis point shock | $ 134,029 | $ 131,829 | $ 135,401 | $ 138,965 | $ 144,773 |
| Percentage Change | 1.9% | 1.1% | 0.0% | -0.1% | -1.1% |
| Net Interest Income - + 300 basis point shock | $ 139,317 | $ 136,544 | $ 138,856 | $ 142,850 | $ 148,470 |
| Percentage Change | 6.0% | 4.8% | 2.6% | 2.7% | 1.4% |
| Net Interest Income - + 400 basis point shock | $ 144,830 | $ 141,431 | $ 142,456 | $ 146,711 | $ 152,069 |
| Percentage Change | 10.2% | 8.5% | 5.2% | 5.5% | 3.9% |
| Net Interest Income - - 100 basis point shock | $ 130,826 | $ 126,660 | $ 130,911 | $ 134,569 | $ 141,639 |
| Percentage Change | -0.5% | -2.8% | -3.3% | -3.3% | -3.3% |
| Net Interest Income - - 200 basis point shock | $ 129,851 | $ 125,097 | $ 127,054 | $ 131,253 | $ 137,192 |
| Percentage Change | -1.2% | -4.0% | -6.1% | -5.6% | -6.3% |
| Net Interest Income - - 300 basis point shock | N/A | N/A | N/A | N/A | N/A |
| **Percentage Change** | N/A | N/A | N/A | N/A | N/A |
| ***LONG TERM EFFECTS (dollars in thousands)*** | | | | | |
| Economic Value of Equity - Flat Balance Sheet | $ 445,637 | $ 423,648 | $ 467,275 | $ 477,632 | $ 504,253 |
| Economic Value of Equity - +100 basis point shock | $ 440,766 | $ 407,692 | $ 446,776 | $ 455,997 | $ 480,436 |
| Percentage Change | -1.1% | -3.8% | -4.4% | -4.5% | -4.7% |
| Economic Value of Equity - +200 basis point shock | $ 438,680 | $ 396,806 | $ 431,958 | $ 441,241 | $ 464,517 |
| Percentage Change | -1.6% | -6.3% | -7.6% | -7.6% | -7.9% |
| Economic Value of Equity - +300 basis point shock | $ 440,392 | $ 389,933 | $ 420,236 | $ 430,277 | $ 452,537 |
| Percentage Change | -1.2% | -8.0% | -10.1% | -9.9% | -10.3% |
| Economic Value of Equity - +400 basis point shock | $ 437,587 | $ 383,680 | $ 409,014 | $ 418,905 | $ 439,531 |
| Percentage Change | -1.8% | -9.4% | -12.5% | -12.3% | -12.8% |
| Economic Value of Equity - -100 basis point shock | $ 410,357 | $ 394,854 | $ 449,050 | $ 458,264 | $ 481,882 |
| Percentage Change | -7.9% | -6.8% | -3.9% | -4.1% | -4.4% |
| Economic Value of Equity - -200 basis point shock | $ 411,678 | $ 396,640 | $ 427,204 | $ 440,734 | $ 465,321 |
| Percentage Change | -7.6% | -6.4% | -8.6% | -7.7% | -7.7% |

Source: FTN Quarterly IRR Report

# Conservative Securities Portfolio

*(Dollar Values in Thousands)*

| Security Type | December 31, 2013 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Government Agency Securities | 46,640 | 843 | 148 | 47,335 | 12.2% |
| Mortgage Backed Securites - GSEs | 234,206 | 1,143 | 6,675 | 228,674 | 61.0% |
| Municipal Bonds | 102,423 | 2,017 | 2,700 | 101,740 | 26.7% |
| Other Equity Investments | 396 | - | 12 | 384 | 0.1% |
| Total Securities | $ 383,665 | $ 4,003 | $ 9,535 | $ 378,133 | 100.0% |

| Security Type | September 30, 2013 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Government Agency Securities | 41,729 | 969 | 143 | 42,555 | 11.7% |
| Mortgage Backed Securites - GSEs | 223,216 | 1,423 | 4,649 | 219,990 | 62.3% |
| Municipal Bonds | 92,746 | 2,461 | 2,308 | 92,899 | 25.9% |
| Other Equity Investments | 412 | - | 26 | 386 | 0.1% |
| Total Securities | $ 358,103 | $ 4,853 | $ 7,126 | $ 355,830 | 100.0% |

| Security Type | December 31, 2012 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amrt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Government Agency Securities | 47,606 | 1,477 | 1 | 49,082 | 16.4% |
| Mortgage Backed Securites - GSEs | 170,649 | 2,730 | 296 | 173,083 | 58.7% |
| Municipal Bonds | 72,050 | 5,314 | 51 | 77,313 | 24.8% |
| Other Equity Investments | 407 | - | 65 | 342 | 0.1% |
| Total Securities | $ 290,712 | $ 9,521 | $ 413 | $ 299,820 | 100.0% |

- Portfolio has $5.5 million of net unrealized losses at December 31, 2013
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 4.3 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

# Capital Strength

*(Dollars Values in Thousands)*

| | September 30, 2012 | December 31, 2012 | March 31, 2013 | June 30, 2013 | September 30, 2013 | December 31, 2013 |
|---|---|---|---|---|---|---|
| **Total Assets** | $ 2,976,188 | $ 3,409,441 | $ 3,324,865 | $ 3,410,568 | $ 3,504,928 | $ 3,771,503 |
| **Total Capital** | $ 324,399 | $ 349,976 | $ 361,852 | $ 369,390 | $ 382,100 | $ 393,863 |
| **Tier 1 Leverage Ratio** | 10.36% | 10.44% | 10.39% | 10.81% | 10.89% | 10.93% |
| **Tier 1 Risk Based Capital Ratio** | 10.76% | 10.80% | 11.08% | 11.12% | 11.61% | 11.53% |
| **Total Risk Based Capital Ratio** | 12.24% | 12.20% | 12.50% | 12.53% | 13.12% | 13.02% |
| **Tangible Common Equity Ratio (2)** | 8.88% | 8.50% | 9.08% | 9.07% | 9.19% | 8.86% |

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 53-54 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $38.2 million of TARP Preferred Stock placed in December, 2008
- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, all remaining TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $35 million of Common Equity raised through an At the Market Offering during May through October, 2012
- $10 million of Common Equity raised through an underwritten offering in October, 2012

# Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011 & 2013*

KBW KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Designated as a "Grower" Bank 2012*
- *Honor Roll of Community Banks 2010, 2011 & 2012*

SNL

- *Ranked 24th among Best Performing Community Banks in the U.S. 2012 & 1st six months of 2013*

AMERICAN BANKER

- *Ronald D. Paul named Community Banker of the Year 2012*

RAYMOND JAMES

- *Community Bankers Cup Award 2012 & 2013*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2012*

# Highly Regarded by Bank Rating Firms

| FIRM | RATING |
| --- | --- |
| IDC Analyze the Future | 279/300 |
| VERIBANC Information with Integrity | Green - *** |
| BAUERFINANCIAL, INC | ★★★★★ |

# Market Information –Washington, DC MSA

- Population — 6.2 Million
  - 5th largest market in the U.S.
- Employment — 3.1 Million
  - 24,100 new jobs created in last year
  - Average annual job creation is 29,900 over last decade
  - Highest in net new job growth in the U.S. over last decade
  - Unemployment rate of 4.6% vs. US average of 6.7%
- Gross Regional Product (GRP) — $449 Billion
  - 5th largest regional economy in the U.S.
  - 23.0% growth in GRP over the last 8 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

Source: Greater Washington Board of Trade 2013 Regional Report, Center for Regional Analysis, George Mason University

# Washington Metropolitan Area Primary Sub-Markets

| County / City | Population (Actual) | Total Employment | Number of Businesses |
|---|---|---|---|
| Washington, DC | 606,719 | 568,758 | 34,245 |
| | | | |
| Montgomery, Maryland | 980,082 | 446,636 | 34,533 |
| Anne Arundel, Maryland | 540,836 | 214,336 | 19,063 |
| Prince George's, Maryland | 865,486 | 328,314 | 24,422 |
| Howard, Maryland | 291,019 | 128,897 | 10,714 |
| Frederick, Maryland | 234,896 | 96,979 | 8,362 |
| Charles, Maryland | 148,269 | 43,624 | 4,531 |
| Saint Mary's, Maryland | 106,479 | 32,455 | 3,057 |
| Calvert, Maryland | 89,389 | 24,581 | 2,843 |
| | | | |
| Fairfax, Virginia | 1,090,645 | 434,638 | 34,722 |
| Arlington, Virginia | 211,313 | 99,372 | 7,354 |
| Alexandria (City), Virginia | 141,749 | 70,976 | 6,743 |
| Loudoun, Virginia | 321,933 | 100,776 | 10,116 |
| Prince William, Virginia | 409,654 | 100,438 | 10,113 |
| Fauquier, Virginia | 65,705 | 19,455 | 2,630 |
| Stafford, Virginia | 129,606 | 30,845 | 2,923 |
| Spotsylvania, Virginia | 123,052 | 30,286 | 3,112 |


FREDERICK COUNTY
MONTGOMERY COUNTY
LOUDOUN COUNTY
FAUQUIER COUNTY
FAIRFAX COUNTY
ARLINGTON COUNTY
WASHINGTON DC
PRINCE WILLIAM COUNTY
STAFFORD COUNTY
SPOTSYLVANIA COUNTY
PRINCE GEORGE'S COUNTY
CHARLES COUNTY
CALVERT COUNTY
SAINT MARY'S COUNTY
ANNE ARUNDEL COUNTY
BALTIMORE
MARYLAND
WEST VIRGINIA
VIRGINIA

Source: SNL Financial, Greater Washington Initiative

# Unemployment Rate- Largest US Markets December, 2013


%
10
9
8
7
6
5
4
3
2
1
0
4.6%
US
6.7%
Minneapolis
Washington
Dallas
Seattle
Houston
SF-Oakland
Boston
Miami
Phoenix
Philadelphia
New York
Atlanta
Los Angeles
Detroit
Chicago

Source: BLS, Not Seasonally Adjusted

# Average Sales Price Percent Change Washington MSA All Housing Types



Annual Change
Annual Change by Month
2000 –2009
2010
2011
2012
2013
2014
%
30
20
10
0
-10
-20
-30
6
10
14
13
21
22
2
2
-16
-10
6
6
4
6
5
4
7
5
4
8
9
2
2
1
3
1
3
4
-1
1
2
-7
-4
-5
3
3
6
6
9
3
4
3
6
8
10
14
6
11
10
8
8
9
8
7
8
9
4
5
7
9
2000
2002
2004
2006
2008
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan

Source: MRIS, GMU Center for Regional Analysis

# Greater Washington Economy

Total Federal Spending = 30% of GRP



Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%
Federal Procurement
16.3%

Note: Other includes Health/Education, Media
Source: The Wall Street Journal, George Mason University, Center for Regional Analysis

# Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Periodic Loan and Portfolio Stress Testing
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Five capital raising events since August, 2008
  - 20 consecutive quarters of increasing profitability have consistently bolstered the capital position

# Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well Designed, Incentive Based Compensation Plans
  - Stability of staff, low average turnover rate

# Looking Ahead

- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Expand market presence in Northern Virginia
  - Leverage strong seasoned staff
- Emphasis on Organic Growth
  - Only 1.87% deposit market share
  - Significant opportunities to expand lending
  - Attract new relationships and develop cross sell opportunities
- Improve growth of noninterest income components of revenue
  - SBA guaranteed loans, Purchase money mortgages, Treasury management services, Insurance
- Maintain credit quality

# EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
-20.00
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14

Stock Price Performance

| | 1 Year | 3 Year | 5 Year |
|---|---|---|---|
| **EGBN** | **73.6%** | **154.7%** | **597.8%** |
| NASDAQ Bank Stock Index | 28.7% | 38.9% | 84.9% |
| S & P 500 Index | 22.8% | 40.1% | 153.0% |

Source: SNL Financial, Bloomberg, Chart and calculations as of close, February 28, 2014

# EGBN Relative Valuation



Trailing P/E Ratio
35
30
25
20
15
10
5
0
19.5
14.5
17.5
13.1
31.3
18.7
17.0
EGBN
SNL Nat'l Avg
KBW Regional Bank Avg
SNL Mid-Atl Avg
NASDAQ
Russell 3000
S&P 500

Source: SNL & KBW. Chart and calculations as of close February 28, 2014.

# Appendices

# Loan Portfolio Trends

| *(Dollar Values in Thousands)* | As of December 31, 2012 | | As of September 30, 2013 | | As of December 31, 2013 | | Annual Growth Rate |
|---|---|---|---|---|---|---|---|
| **Loan Type** | Balance | % of Total | Balance | % of Total | Balance | % of Total | % |
| Commercial and Industrial | $ 545,070 | 21.9% | $ 682,413 | 24.4% | $ 694,350 | 23.6% | 27.4% |
| Owner Occupied | 297,857 | 11.9% | 334,078 | 11.9% | 317,491 | 10.8% | 6.6% |
| Owner Occupied-Const. | 28,808 | 1.2% | 35,612 | 1.3% | 34,659 | 1.2% | 20.3% |
| Income Producing | 914,638 | 36.6% | 1,039,775 | 37.2% | 1,119,800 | 38.0% | 22.4% |
| Construction | 393,418 | 15.8% | 365,010 | 13.1% | 413,268 | 14.0% | 5.0% |
| Land | 140,304 | 5.6% | 142,643 | 5.1% | 160,899 | 5.5% | 14.7% |
| Residential Mortgage | 61,871 | 2.5% | 79,061 | 2.8% | 90,418 | 3.1% | 46.1% |
| Home Equity | 106,844 | 4.3% | 108,889 | 3.9% | 110,242 | 3.7% | 3.2% |
| Other Consumer | 4,285 | 0.2% | 9,359 | 0.3% | 4,031 | 0.1% | (5.9%) |
| **Total Loans** | $ 2,493,095 | 100.0% | $ 2,796,840 | 100.0% | $ 2,945,158 | 100.0% | 18.1% |

# Loan Portfolio Composition

**Loan Portfolio by Type**


Residential Mortgage
3.1%
Home Equity
3.7%
Other Consumer
0.1%
Land
5.5%
C&I
23.6%
CRE Construction
14.0%
Owner Occupied Const.
1.2%
Owner Occupied CRE
10.8%
Income Producing CRE
38.0%

**Loan Portfolio by Location**


Prince William
2.1%
Other VA
3.8%
Other USA
3.2%
Loudoun
1.5%
Montgomery
22.3%
Fairfax
7.7%
Arlington
1.1%
Alexandria
2.5%
Prince George's
8.8%
Other MD
11.6%
Washington DC
35.2%

Total Gross Loans: $2.9 Billion

Note: At December 31, 2013

# Diversified Commercial Real Estate Portfolio

**Construction Loans by Type**


Amusement/Entertainment 1.2%
Aptto Condo Conversion 2.5%
Gas Station 1.5%
Hotel/Motel 4.8%
Industrial 1.7%
Mixed Use - Predom Com'l. 12.7%
Mixed Use - Predom Resid. 5.3%
Mixed Use - Predom Retail 2.4%
Multifamily 10.9%
Office 17.8%
Residential Condo 4.1%
Retail - 4+Tenant/Strip Ctr. 6.6%
Retail - Single Tenant 0.4%
Special Use 2.7%
Storage 1.9%
Single & 1-4 Family 23.8%

Total : $413.3 Million

**Income Producing CRE by Type**


UCC-1 Blanket Lien 0.1%
Unsecured 0.2%
Single & 1-4 Family 8.1%
Multifamily 15.9%
Amusement/Entertainment 0.0%
Aptto Condo Conversion 0.1%
Assign. Contracts 0.0%
Assign. Partnership Interests 0.4%
Assign. Rents & Leases 0.0%
Church 0.4%
Education 0.5%
Gas Station 0.7%
Healthcare 0.9%
Hotel/Motel 7.3%
Industrial 4.5%
Land 7.9%
Leasehold DOT 0.6%
Marketable Securities 0.5%
Office 19.6%
Mixed Use - Predom Com'l. 3.2%
Mixed Use - Predom Resid. 2.2%
Mixed Use - Predom Retail 1.8%
Office Condo 0.6%
Other Assignment 0.5%
Residential Condo 1.7%
Restaurant 0.2%
Retail - 2/3 Tenant 3.7%
Retail - 4+ Tenant/Strip Ctr. 9.3%
Retail - Single Tenant 2.5%
Retail Condo 1.0%
Special Use 4.8%
Storage 0.7%

Total : $1.1 Billion

Note: At December 31, 2013

# Loan Portfolio by Risk Rating

*(Dollar Values in Thousands)*

| Loan Portfolio as of: | 12/31/2012 | | 12/31/2013 | |
|---|---|---|---|---|
| **Risk Rating** | **Balance** | **% of Loans** | **Balance** | **% of Loans** |
| 1000 - Prime | $ 4,322 | 0.2% | $ 2,447 | 0.1% |
| 2000 - Excellent | 210,855 | 8.5% | 239,914 | 8.1% |
| 3000 - Good | 943,499 | 37.8% | 1,222,103 | 41.5% |
| 4000 - Acceptable | 846,201 | 33.9% | 1,000,354 | 34.0% |
| 5000 - Acceptable with Risk | 338,674 | 13.6% | 356,412 | 12.1% |
| 6000 - Watch | 40,808 | 1.6% | 38,828 | 1.3% |
| 7000 - Special Mention | 36,380 | 1.5% | 50,503 | 1.7% |
| 8000 - Substandard | 72,349 | 2.9% | 34,597 | 1.2% |
| 9000 - Doubtful | 7 | 0.0% | - | 0.0% |
| 9999 - Loss | - | 0.0% | - | 0.0% |
| | **$ 2,493,095** | **100.0%** | **$ 2,945,158** | **100.0%** |


8000 - Substandard 1.2%
9000 - Doubtful 0.0%
9999 - Loss 0.0%
1000 - Prime 0.1%
7000 - Special Mention 1.7%
2000 - Excellent 8.1%
6000 - Watch 1.3%
5000 - Acceptable with Risk 12.1%
3000 - Good 41.5%
4000 - Acceptable 34.0%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

# Geographic Detail of NPA's

*(Dollar Values in Thousands)*

| County | C&I | Owner Occupied CRE | Owner Occupied Const. | Income Producing CRE | Construction | Land | Residential Mortgage | Home Equity | Other Consumer | TOTAL NPLs* | OREO | TOTAL NPAs |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | | | |
| Montgomery | $ 80 | $ - | $ - | $ - | $ 669 | $ - | $ 113 | $ 125 | $ 45 | $ 1,032 | $ 335 | $ 1,367 |
| Prince George's | - | 484 | - | 229 | - | 419 | 143 | 299 | - | 1,574 | 350 | 1,924 |
| Other MD | 402 | - | - | - | - | 425 | 107 | - | - | 934 | 136 | 1,070 |
| **Washington DC** | 6,023 | 4,081 | - | 1,348 | 4,364 | - | - | - | - | 15,816 | 1,394 | 17,210 |
| **Virginia** | | | | | | | | | | | | |
| Alexandria | 3 | - | - | - | - | - | - | - | - | 3 | - | 3 |
| Arlington | 34 | - | - | - | - | - | - | - | - | 34 | - | 34 |
| Fairfax | 237 | - | - | - | - | - | - | - | 25 | 262 | - | 262 |
| Loudoun | - | - | - | - | 878 | - | - | 50 | - | 928 | - | 928 |
| Prince William | - | - | - | - | - | - | 307 | - | - | 307 | - | 307 |
| Other VA | - | 887 | - | - | 994 | 617 | 217 | 149 | - | 2,864 | 150 | 3,014 |
| **Other USA** | - | - | - | 948 | - | - | - | - | - | 948 | 6,860 | 7,808 |
| **Total** | $ 6,779 | $ 5,452 | $ - | $ 2,525 | $ 6,905 | $ 1,461 | $ 887 | $ 623 | $ 70 | $ 24,702 | $ 9,225 | $ 33,927 |

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

Note: At December 31, 2013

# Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Acquisition #2 Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.

# Experienced Senior Management Team

| Name | Title/Function | Years in Banking | Years with EGBN |
|---|---|---|---|
| **Ronald D. Paul** | Chairman, President & CEO | 26 | 16 |
| **Robert P. Pincus** | Vice Chairman | 41 | 5 |
| **Michael T. Flynn** | EVP & COO - Eagle Bancorp | 43 | 10 |
| **Susan G. Riel** | Sr. EVP & COO - EagleBank | 38 | 16 |
| **Thomas D. Murphy** | President - Community Banking - EagleBank | 41 | 16 |
| **Janice L. Williams** | EVP & Chief Credit Officer | 20 | 11 |
| **Antonio F. Marquez** | EVP & Chief Real Estate Lending Officer | 29 | 2 |
| **Virginia N. Heine** | EVP & Chief C&I Lending Officer | 30 | 2 |
| **James H. Langmead** | EVP & Chief Financial Officer - Eagle Bancorp & EagleBank | 43 | 9 |
| **Laurence E. Bensignor** | EVP & General Counsel | 4 | 4 |

# Experienced Management Team

***Ronald D. Paul, Chairman, President and CEO***

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation, Inc. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young.

***Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank***

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

# Experienced Management Team

***Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank***

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 13 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

***Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.***

Mr. Flynn has been with EagleBank for 7 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 39 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia.

***Thomas D. Murphy, President, Community Banking Division***

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 13years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 38 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

# Experienced Management Team

***AntonioF. Marquez, EVP, Chief Commercial Real Estate Lending Officer***

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market. Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

***Virginia Navas Heine, EVP, Chief Commercial & Industrial Lending Officer***

Ms. Heine, joined EagleBank as Executive Vice President and Chief Commercial & Industrial Lending Officer in 2011. Recently Ms. Heine supervised the Middle Market Groups in the mid-Atlantic region for TD Bank, N.A. She had previously served as Senior VP and Regional Corporate Banking Manager for BB&T for the Washington metropolitan region. Ms. Heine has extensive experience with clients in the Government Contracting industry and managed an industry specialty group at Citizens Bank. Earlier in her career, Ms. Heine held managerial positions in the Corporate Banking groups at Maryland National Bank and The Riggs National Bank.

***Janice L. Williams, Esquire, EVP, Chief Credit Officer***

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

# Experienced Management Team

***James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank***

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

***Laurence E. Bensignor, Esquire, Senior Vice President, Eagle Bancorp, Inc.***

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

# Historical Balance Sheet

| *(Dollar Values in Thousands)* | 2009 | 2010 | 2011 | 2012 | 2013 | 5 Year Compound Growth Rate | 1 Year Growth Rate |
|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | |
| Cash and Equivalents | $117,687 | $58,114 | $232,411 | $339,334 | $306,960 | 59.4% | (9.5%) |
| Securities Available for Sale | 245,644 | 237,576 | 324,053 | 310,514 | 389,405 | 18.2% | 25.4% |
| Total Cash and Securities | 363,331 | 295,690 | 556,464 | 649,848 | 696,365 | 28.5% | 7.2% |
| Gross Loans HFI | 1,399,310 | 1,675,500 | 2,056,256 | 2,493,095 | 2,945,158 | 18.4% | 18.1% |
| Loan Loss Reserves | 20,619 | 24,754 | 29,653 | 37,492 | 40,921 | 17.3% | 9.1% |
| Loans Held for Sale | 1,550 | 80,571 | 176,826 | 226,923 | 42,030 | 72.9% | (81.5%) |
| Total Net Loans | 1,380,241 | 1,731,317 | 2,203,429 | 2,682,526 | 2,946,267 | 18.7% | 9.8% |
| Real Estate Owned | 5,106 | 6,701 | 3,225 | 5,299 | 9,225 | 59.0% | 74.1% |
| Total Intangibles | 4,240 | 4,035 | 3,966 | 3,642 | 3,276 | 6.9% | (10.0%) |
| Total Servicing Rights | 139 | 153 | 179 | 143 | 234 | 4.8% | 63.6% |
| Other Assets | 52,447 | 51,474 | 63,992 | 67,983 | 116,136 | 21.1% | 70.8% |
| Total Assets | $1,805,504 | $2,089,370 | $2,831,255 | $3,409,441 | $3,771,503 | 20.3% | 10.6% |
| **Liabilities** | | | | | | | |
| Deposits | $1,460,274 | $1,726,798 | $2,392,095 | $2,897,222 | $3,225,414 | 23.4% | 11.3% |
| FHLB Borrowings | 50,000 | 40,000 | 40,000 | 30,000 | 30,000 | (22.2%) | 0.0% |
| Repurchase Agreements | 90,790 | 97,584 | 103,362 | 101,338 | 80,471 | (4.0%) | (20.6%) |
| Subordinated Debt | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | (5.2%) | 0.0% |
| Other Liabilities | 6,819 | 10,972 | 19,787 | 21,605 | 32,455 | 28.9% | 50.2% |
| Total Liabilities | 1,617,183 | 1,884,654 | 2,564,544 | 3,059,465 | 3,377,640 | 20.1% | 10.4% |
| **Equity** | | | | | | | |
| Preferred Equity | 22,612 | 22,582 | 56,600 | 56,600 | 56,600 | 9.3% | 0.0% |
| Common Equity | 163,376 | 180,076 | 205,236 | 287,911 | 340,582 | 26.8% | 18.3% |
| Net Unrealized Gain (Loss) | 2,333 | 2,058 | 4,875 | 5,465 | (3,319) | (207.1%) | (160.7%) |
| Total Equity | 188,321 | 204,716 | 266,711 | 349,976 | 393,863 | 22.6% | 12.5% |
| Total Liabilities and Equity | $1,805,504 | $2,089,370 | $2,831,255 | $3,409,441 | $3,771,503 | 20.3% | 10.6% |
| **Balance Sheet Analysis (%)** | | | | | | | |
| Total Gross Loans/ Total Assets | 77.50 | 80.19 | 72.63 | 73.12 | 78.09 | | |
| Loans/ Deposits | 95.83 | 97.03 | 85.96 | 86.05 | 91.31 | | |
| Reserves/ Loans | 1.47 | 1.48 | 1.44 | 1.50 | 1.39 | | |
| **Annualized Growth Rates (%)** | | | | | | | |
| Asset Growth Rate | 20.62 | 15.72 | 35.51 | 20.42 | 10.62 | | |
| Gross Loans HFI | 10.56 | 19.74 | 22.72 | 21.24 | 18.13 | | |
| Deposit Growth Rate | 29.30 | 18.25 | 38.53 | 21.12 | 11.33 | | |

# Historical Quarterly Balance Sheet

| (Dollar Values in Thousands) | Mar 2012 | Jun 2012 | Sep 2012 | Dec 2012 | Mar 2013 | Jun 2013 | Sep 2013 | Dec 2013 | Growth Rate 4Q2013 vs 4Q2012 | Growth Rate 4Q2013 vs 3Q2013 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | | | | |
| Cash and Equivalents (1) | $142,154 | $149,491 | $57,705 | $339,334 | $270,891 | $191,248 | $220,379 | $306,960 | (9.5%) | 39.3% |
| Securities Available for Sale | 356,395 | 349,883 | 308,394 | 310,514 | 329,585 | 346,999 | 367,076 | 389,405 | 25.4% | 6.1% |
| Total Cash and Securities | 498,549 | 499,374 | 366,099 | 649,848 | 600,476 | 538,247 | 587,455 | 696,365 | 7.2% | 18.5% |
| | | | | | | | | | | |
| Gross Loans HFI | 2,186,940 | 2,319,237 | 2,397,669 | 2,493,095 | 2,548,024 | 2,691,358 | 2,796,840 | 2,945,158 | 18.1% | 5.3% |
| Loan Loss Reserves | 31,875 | 34,079 | 35,582 | 37,492 | 38,811 | 39,640 | 39,687 | 40,921 | 9.1% | 3.1% |
| Loans Held for Sale | 87,496 | 102,767 | 171,241 | 226,923 | 132,698 | 104,767 | 39,206 | 42,030 | (81.5%) | 7.2% |
| Total Net Loans | 2,242,561 | 2,387,925 | 2,533,328 | 2,682,526 | 2,641,911 | 2,756,485 | 2,796,359 | 2,946,267 | 9.8% | 5.4% |
| | | | | | | | | | | |
| Real Estate Owned | 3,014 | 4,438 | 4,923 | 5,299 | 9,199 | 12,213 | 11,285 | 9,225 | 74.1% | (18.3%) |
| Total Intangibles | 3,893 | 3,820 | 3,743 | 3,642 | 3,547 | 3,457 | 3,367 | 3,276 | (10.0%) | (2.7%) |
| Total Servicing Rights | 173 | 158 | 152 | 143 | 112 | 233 | 230 | 234 | 63.6% | 1.7% |
| Other Assets | 67,359 | 67,182 | 67,943 | 67,983 | 69,620 | 99,933 | 106,232 | 116,136 | 70.8% | 9.3% |
| Total Assets | $2,815,549 | $2,962,897 | $2,976,188 | $3,409,441 | $3,324,865 | $3,410,568 | $3,504,928 | $3,771,503 | 10.6% | 7.6% |
| | | | | | | | | | | |
| **Liabilities** | | | | | | | | | | |
| Deposits (1) | $2,368,235 | $2,514,011 | $2,514,989 | $2,897,222 | $2,812,930 | $2,888,236 | $2,984,059 | $3,225,414 | 11.3% | 8.1% |
| FHLB Borrowings | 40,000 | 40,000 | 40,000 | 30,000 | 30,000 | 30,000 | 30,000 | 30,000 | 0.0% | 0.0% |
| Repurchase Agreements | 111,580 | 97,704 | 75,368 | 101,338 | 92,664 | 97,327 | 82,266 | 80,471 | (20.6%) | (2.2%) |
| Subordinated Debt | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 0.0% | 0.0% |
| Other Liabilities | 10,426 | 11,612 | 12,132 | 21,605 | 18,119 | 16,315 | 17,203 | 32,455 | 50.2% | 88.7% |
| Total Liabilities | 2,539,541 | 2,672,627 | 2,651,789 | 3,059,465 | 2,963,013 | 3,041,178 | 3,122,828 | 3,377,640 | 10.4% | 8.2% |
| | | | | | | | | | | |
| **Equity** | | | | | | | | | | |
| Preferred Equity | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 0.0% | 0.0% |
| Common Equity | 214,511 | 228,277 | 261,773 | 287,911 | 300,744 | 313,697 | 326,863 | 340,582 | 18.3% | 4.2% |
| Net Unrealized Gain (Loss) | 4,897 | 5,393 | 6,026 | 5,465 | 4,508 | (907) | (1,363) | (3,319) | (160.7%) | 143.5% |
| Total Equity | 276,008 | 290,270 | 324,399 | 349,976 | 361,852 | 369,390 | 382,100 | 393,863 | 12.5% | 3.1% |
| | | | | | | | | | | |
| Total Liabilities and Equity | $2,815,549 | $2,962,897 | $2,976,188 | $3,409,441 | $3,324,865 | $3,410,568 | $3,504,928 | $3,771,503 | 10.6% | 7.6% |
| | | | | | | | | | | |
| **Balance Sheet Analysis (%)** | | | | | | | | | | |
| Total Gross Loans/ Total Assets | 77.67 | 78.28 | 80.56 | 73.12 | 76.64 | 78.91 | 79.80 | 78.09 | | |
| Loans/ Deposits | 92.34 | 92.25 | 95.34 | 86.05 | 90.58 | 93.18 | 93.73 | 91.31 | | |
| Reserves/ Loans | 1.46 | 1.47 | 1.48 | 1.50 | 1.52 | 1.47 | 1.42 | 1.39 | | |
| | | | | | | | | | | |
| **Annualized Growth Rates (%)** | | | | | | | | | | |
| Asset Growth Rate | (2.22) | 9.30 | 6.81 | 20.42 | (9.92) | 0.07 | 3.72 | 10.62 | | |
| Gross Loans HFI | 25.42 | 25.58 | 22.08 | 21.24 | 8.81 | 15.90 | 16.20 | 18.13 | | |
| Deposit Growth Rate | (3.99) | 10.19 | 6.83 | 21.12 | (11.64) | (0.62) | 3.99 | 11.33 | | |

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 53-54.

# Historical Income Statement

*(Dollar Values in Thousands, except per share data)*

| | 2009 | 2010 | 2011 | 2012 | 2013 | 1 Year Growth Rate |
|---|---|---|---|---|---|---|
| Total Interest Income | $ 84,338 | $ 96,658 | $ 119,124 | $ 141,943 | $ 157,294 | 10.8% |
| Total Interest Expense | 24,809 | 19,832 | 20,077 | 14,414 | 12,504 | (13.3%) |
| Net Interest Income | 59,529 | 76,826 | 99,047 | 127,529 | 144,790 | 13.5% |
| Loan Loss Provision | 7,669 | 9,308 | 10,983 | 16,190 | 9,602 | (40.7%) |
| Service Charges on Deposits | 2,898 | 3,068 | 3,318 | 3,937 | 4,607 | 17.0% |
| Gain/Loss on Sale of Loans | 1,054 | 2,836 | 6,057 | 13,942 | 14,578 | 4.6% |
| Gain/Loss on Sale of Securities | 1,538 | 1,330 | 1,445 | 161 | 19 | (88.2%) |
| BOLI Revenue | 463 | 430 | 401 | 392 | 720 | 83.7% |
| Other Noninterest Income | 1,344 | 1,578 | 2,280 | 2,932 | 4,792 | 63.4% |
| Total Noninterest Income | 7,297 | 9,242 | 13,501 | 21,364 | 24,716 | 15.7% |
| Salaries and Employee Benefits | 20,889 | 25,511 | 34,518 | 43,684 | 47,481 | 8.7% |
| Premises and Equipment Expenses | 7,343 | 8,460 | 8,371 | 10,218 | 11,923 | 16.7% |
| Marketing and Advertising | 1,099 | 1,058 | 1,626 | 1,759 | 1,686 | (4.2%) |
| Data Processing | 2,356 | 2,629 | 3,554 | 4,415 | 5,903 | 33.7% |
| Legal, Accounting and Professional Fees | 2,731 | 2,987 | 3,974 | 4,253 | 3,449 | (18.9%) |
| FDIC Insurance | 2,743 | 2,692 | 2,195 | 2,089 | 2,263 | 8.3% |
| Other Noninterest Expenses | 5,612 | 7,668 | 9,038 | 10,113 | 11,874 | 17.4% |
| Total Noninterest Expense | 42,773 | 51,005 | 63,276 | 76,531 | 84,579 | 10.5% |
| Net Income Before taxes | 16,384 | 25,755 | 38,289 | 56,172 | 75,325 | 34.1% |
| Income taxes | 5,965 | 9,098 | 13,731 | 20,883 | 28,318 | 35.6% |
| Net Income | 10,419 | 16,657 | 24,558 | 35,289 | 47,007 | 33.2% |
| Preferred Dividends | 2,307 | 1,299 | 1,511 | 566 | 566 | 0.0% |
| **Net Income Available to Common** | $ 8,112 | $ 15,358 | $ 23,047 | $ 34,723 | $ 46,441 | 33.7% |
| Earnings per Share - Diluted | $ 0.50 | $ 0.70 | $ 1.04 | $ 1.46 | $ 1.76 | |

# Historical Quarterly Income Statement

*(Dollar Values in Thousands, except per share data)*

| | Mar 2012 | Jun 2012 | Sep 2012 | Dec 2012 | Mar 2013 | Jun 2013 | Sep 2013 | Dec 2013 | Growth Rate 3Q2013 vs 3Q2012 | Growth Rate 4Q2013 vs 3Q2013 |
|---|---|---|---|---|---|---|---|---|---|---|
| Total Interest Income | $ 32,568 | $ 34,575 | $ 36,636 | $ 38,164 | $ 37,933 | $ 37,985 | $ 39,724 | $ 41,652 | 9.1% | 4.9% |
| Total Interest Expense | 4,098 | 3,561 | 3,328 | 3,427 | 3,424 | 3,121 | 3,021 | 2,938 | (14.3%) | (2.7%) |
| Net Interest Income | 28,470 | 31,014 | 33,308 | 34,737 | 34,509 | 34,864 | 36,703 | 38,714 | 11.4% | 5.5% |
| Loan Loss Provision | 3,970 | 4,444 | 3,638 | 4,139 | 3,365 | 2,357 | 1,372 | 2,508 | (39.4%) | 82.8% |
| Service Charges on Deposits | 979 | 935 | 988 | 1,035 | 1,285 | 951 | 1,115 | 1,256 | 21.4% | 12.6% |
| Gain/Loss on Sale of Loans | 4,139 | 2,584 | 3,144 | 4,075 | 5,649 | 4,768 | 2,938 | 1,223 | (70.0%) | (58.4%) |
| Gain/Loss on Sale of Securities | 153 | 148 | (65) | (75) | 23 | - | - | (4) | (94.7%) | 0.0% |
| BOLI Revenue | 97 | 97 | 100 | 98 | 94 | 95 | 231 | 300 | 206.1% | 29.9% |
| Other Noninterest Income | 644 | 677 | 684 | 927 | 1,060 | 1,251 | 952 | 1,529 | 64.9% | 60.6% |
| Total Noninterest Income | 6,012 | 4,441 | 4,851 | 6,060 | 8,111 | 7,065 | 5,236 | 4,304 | (29.0%) | (17.8%) |
| Salaries and Employee Benefits | 10,424 | 10,289 | 10,807 | 12,164 | 11,200 | 11,335 | 12,187 | 12,759 | 4.9% | 4.7% |
| Premises and Equipment Expenses | 2,510 | 2,469 | 2,562 | 2,677 | 2,800 | 2,927 | 3,222 | 2,974 | 11.1% | (7.7%) |
| Marketing and Advertising | 286 | 557 | 497 | 419 | 347 | 394 | 426 | 519 | 23.9% | 21.8% |
| Data Processing | 1,256 | 951 | 1,066 | 1,142 | 1,539 | 1,531 | 1,386 | 1,447 | 26.7% | 4.4% |
| Legal, Accounting and Professional Fees | 1,101 | 1,141 | 1,073 | 938 | 893 | 709 | 984 | 863 | (8.0%) | (12.3%) |
| FDIC Insurance | 489 | 579 | 485 | 536 | 582 | 614 | 584 | 483 | (9.9%) | (17.3%) |
| Other Noninterest Expenses | 2,496 | 2,550 | 2,617 | 2,449 | 3,336 | 3,175 | 2,884 | 2,479 | 1.2% | (14.0%) |
| Total Noninterest Expense | 18,562 | 18,536 | 19,107 | 20,325 | 20,697 | 20,685 | 21,673 | 21,524 | 5.9% | (0.7%) |
| Net Income Before taxes | 11,950 | 12,475 | 15,414 | 16,333 | 18,558 | 18,887 | 18,894 | 18,986 | 16.2% | 0.5% |
| Income taxes | 4,317 | 4,693 | 5,739 | 6,135 | 6,986 | 7,212 | 7,137 | 6,983 | 13.8% | (2.2%) |
| Net Income | 7,633 | 7,782 | 9,675 | 10,198 | 11,572 | 11,675 | 11,757 | 12,003 | 17.7% | 2.1% |
| Preferred Dividends | 141 | 140 | 142 | 141 | 141 | 142 | 142 | 141 | 0.0% | (0.7%) |
| **Net Income Available to Common** | $ 7,492 | $ 7,642 | $ 9,533 | $ 10,057 | $ 11,431 | $ 11,533 | $ 11,615 | $ 11,862 | 17.9% | 2.1% |
| Earnings per Share - Diluted | $ 0.33 | $ 0.33 | $ 0.40 | $ 0.39 | $ 0.44 | $ 0.44 | $ 0.44 | $ 0.45 | | |

# GAAP Reconciliation

**GAAP Reconciliation (Unaudited)**
(dollars in thousands except per share data)

| | December 31, 2013 | | December 31, 2012 | |
|---|---|---|---|---|
| Common shareholders' equity | $ | 337,263 | $ | 293,376 |
| Less: Intangible assets | | (3,510) | | (3,785) |
| **Tangible common equity** | $ | 333,753 | $ | 289,591 |
| | | | | |
| Book value per common share | $ | 13.03 | $ | 11.62 |
| Less: Intangible book value per common share | | (0.14) | | (0.15) |
| **Tangible book value per common share** | $ | 12.89 | $ | 11.47 |
| | | | | |
| Total assets | $ | 3,771,503 | $ | 3,409,441 |
| Less: Intangible assets | | (3,510) | | (3,785) |
| **Tangible assets** | $ | 3,767,993 | $ | 3,405,656 |
| **Tangible common equity ratio** | | 8.86% | | 8.50% |

# GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.